EXHIBIT 99.2

CONSENT OF INDEPENDENT ACCOUNTANTS


     We consent to the inclusion in the Prospectus Supplement to the Prospectus dated November 14, 1995 to Registration Statement No. 33-99316 of our report dated January 22, 1996 on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."


                                                 /s/ COOPERS & LYBRAND L.L.P.

                                                 Coopers & Lybrand L.L.P.


May 23, 1996
New York, New York